NORTHSTAR GALAXY TRUST
                  "Formerly known as NORTHSTAR VARIABLE TRUST"
                   Prospectus Supplement dated March 11, 1999
                       to Prospectus dated April 30, 1998

The Board of Trustees of the Northstar Galaxy Trust, on behalf of the Northstar Galaxy Trust Multi-Sector Bond Portfolio (the "Portfolio"), recently reviewed and unanimously endorsed two proposals - modification of the investment objective and name of the Portfolio and approval of a subadvisory agreement - which they judge to be in the best interests of the Portfolio and its shareholders.

We therefore have called a Special Meeting of Shareholders of the Portfolio to be held on April 8, 1999 to consider and approve this modification whereby the current objective of seeking to maximize current income consistent with the preservation of capital would be modified to the objective of seeking capital appreciation. The modification in the Portfolio's investment objective will enable the Portfolio to modify its investment strategy so that the Portfolio will invest primarily in the equity securities of companies that make up the S&P 500 Index. If the modification is approved, the Portfolio's name would be changed to the "Northstar Galaxy Trust Research Enhanced Index Portfolio" to better reflect the Portfolio's investment objective and holdings. Further, shareholders are being asked to consider and approve a proposal whereby Northstar Investment Management Corporation would enter into a subadvisory agreement with J.P. Morgan Investment Management Inc. The above noted modifications are intended to enhance the Portfolio's ability to achieve better long-term performance results.